UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-08897

Sparrow Funds

(Exact name of registrant as specified in charter)

11330 Olive Boulevard Suite 230 St. Louis, MO 63141

(Address of principal executive offices)	(Zip code)

John Swhear

Unified Fund Services, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	314-725-6161

Date of fiscal year end:	8/31

Date of reporting period:	8/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

August 31, 2007

Fund Adviser:

Sparrow Capital Management, Inc.

11330 Olive Boulevard, Suite 230

St. Louis, Missouri 63141

Toll Free: (888) 727-3301

MANAGEMENT’S DISCUSSION & ANALYSIS

The Sparrow Growth Fund (Class A) had a total return of 16.77% for the twelve months ended August 31, 2007 compared to a total return of 15.13% for the Standard & Poor’s 500 Index (S&P 500). Our longer term results can be found on pages 2 to 4 of this report. During this period, the Fund held on average 40-45 stocks, and we remained close to fully invested throughout most of the period.

Over the past year, the Fund initiated new positions in the following stocks: China Life, AT&T, Western Union, Sadia, SunLife, Genesee & Wyoming, Canon, EON AG, BHP Billiton, Clarcor, General Electric, Middleby, Novo Nordisk, Church & Dwight, ABB Ltd, Heartland Payment Systems, Wimm-Bill-Dann Foods, and Central European Distributors.

The Fund eliminated the following stocks: Boyd Gaming, Harmon, Zale’s, Lifetime Brands, UCBH Holdings, Commerce Bancorp, Walgreen’s, General Dynamics, RC2 Corp, Ryland, Hershey’s, Florida Rock, Bank of America, World Acceptance Corp, and Cryptologic.

The net result of this turnover was to reduce the Fund’s exposure to the slowing housing market in the United States, as well as to eliminate positions in companies where we felt the fundamentals were deteriorating, or there was limited upside potential. We used the proceeds from these sales, as well as net inflows into the Fund, to add exposure to faster growing international markets and other positions that we felt were well positioned for future growth. We tended to concentrate our new positions in companies with improving fundamentals. Among some of the key factors we focused on were: improving operating margins, companies with the ability to raise prices, improving return on invested capital, and positive earnings revision trends.

We believe the positive relative performance of the Fund compared to the S&P 500 was primarily due to stock selection, rather than any factors related to sector weightings, as the Fund’s management team primarily spends its time on individual stock selection.

Key Contributors to Results:

A number of international stocks helped to contribute to the Fund’s performance over the past twelve months. The best performing stocks in the Fund were: China Life up 108%, Florida Rock up 78%, Volvo up 65%, Johnson Controls up 60%, Stericycle up 50%, Homex Development up 49%, Nike up 42%, Makita up 34% and Sadia up 34%. In all, the Fund held 26 stocks which were up in excess of 10% for the twelve months.

Key Detractors to Results:

The Fund had only seven stocks that declined more than 10% for the trailing 12 months, and four of the positions have been eliminated. Among the worst performers in the Fund were: Cryptologic down 25%, Western Union down 18%, World Acceptance Corp down 16%, Ryland down 12%, Walgreen’s down 11%, and Genesee & Wyoming down 11%.

As always, we appreciate your business and remain focused on taking care of our shareholders.

The Fund’s past performance does not guarantee future results. The views expressed are those of Sparrow Capital Management, Inc. as of August 31, 2007, and are not intended as a forecast or as investment recommendations. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.

The Fund’s prospectus contains this and other information about the Fund and may be obtained by calling 1-888-727-3301. Please read the prospectus carefully before investing. Information regarding the Fund’s holdings are subject to change at any time.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46204, Member FINRA.

INVESTMENT RESULTS

*In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. Class C shares are sold with no initial sales charge, but are subject to a CDSC of up to 2.00% if redeemed within the first two years of purchase and an annual 12b-1 fee of 1.00%. Effective September 15, 2006, the CDSC on Class C shares was lowered to 2.00%. Prior to September 15, 2006 the CDSC on Class C shares was 2.50%.

**The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees.  Individuals cannot invest directly in the Index, however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-727-3301.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class A shares and the S&P 500 Index on October 4, 1998 (inception date of the Fund, Class A shares) and held through August 31, 2007. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Fund’s returns reflect the deduction of the maximum initial sales load and other recurring fees. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS.  Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class C shares and the S&P 500 Index on November 9, 2000 (inception date of the Fund, Class C shares) and held through August 31, 2007. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

FUND HOLDINGS – (Unaudited)

1 As a percent of net assets

2 Companies consist of market capitalizations less than $10 billion.

The Fund typically invests in a broad range of foreign and U.S. common stocks which Sparrow Capital Management Incorporated, the Fund’s adviser, believes have above-average prospects for appreciation. The Fund may invest in stocks of all market capitalization ranges based on the adviser’s assessment of the relative opportunities and risks of each category.

AVAILABILITY OF PORTFOLIO SCHEDULE - (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND’S EXPENSES - (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2007, and held for the entire period through August 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Sparrow Growth Fund Class A	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period* March 1, 2007 through August 31, 2007
Actual	$1,000.00	$1,048.31	$11.72
Hypothetical**	$1,000.00	$1,013.77	$11.52

* Expenses are equal to the Fund’s Class A annualized expense ratio of 2.27%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period). The expense ratio is calculated based on the number of days in the second half of the year and is slightly higher than the annualized ratio as are more days in the last six months compared to the first six months of the year. The Fund’s Class A total expense ratio is 2.25% for the entire fiscal year.

**Assumes a 5% return before expenses.

Sparrow Growth Fund Class C	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period* March 1, 2007 through August 31, 2007
Actual	$1,000.00	$1,044.95	$14.42
Hypothetical	$1,000.00	$1,011.11	$14.18

* Expenses are equal to the Fund’s Class C annualized expense ratio of 2.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period). The expense ratio is calculated based on the number of days in the second half of the year and is slightly higher than the annualized ratio as there are more days in the last six months compared to the first six months of the year. The Fund’s Class C total expense ratio is 2.75% for the entire fiscal year.

**Assumes a 5% return before expenses.

Sparrow Growth Fund
Schedule of Investments
August 31, 2007

Common Stocks - 98.45%	Shares	Value

Accident & Health Insurance - 2.15%
StanCorp Financial Group, Inc.	6,400	$ 301,440

Agricultural Products - Livestock & Animal Specialties - 2.02%
Sadia S.A. (a)	5,700	283,575

Aircraft Engines & Engine Parts - 2.80%
United Technologies Corp.	5,260	392,554

Beverages - 2.04%
PepsiCo, Inc.	4,200	285,726

Book: Publishing or Publishing and Printing - 1.44%
McGraw-Hill Companies, Inc.	4,000	201,840

Commercial Banks - 1.91%
Allied Irish Banks plc (AIB) (a)	5,200	267,124

Crude Petroleum & Natural Gas - 6.83%
Chesapeake Energy Corp.	8,300	267,758
Occidental Petroleum Corp.	6,600	374,154
XTO Energy, Inc.	5,800	315,288
		957,200

Dental Equipment & Supplies - 1.63%
DENTSPLY International, Inc.	5,800	228,404

Electric, Gas & Sanitary Services - 2.56%
E.ON AG (a)	6,400	358,272

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.58%
General Electric Co.	5,700	221,559

Fire, Marine & Casualty Insurance - 2.17%
United Fire & Casualty Co.	8,000	303,920

Food & Kindred Products - 2.22%
Altria Group, Inc.	3,400	235,994
Kraft Foods, Inc. - Class A	2,352	75,405
		311,399

Footwear - 2.21%
Wolverine World Wide, Inc.	11,800	310,222

General Building Contractors - Residential Buildings - 2.36%
Desarrolladora Homex S.A. de C.V. (a) (b)	6,000	330,600

General Industrial Machinery & Equipment - 2.57%
Illinois Tool Works, Inc.	6,200	360,654

Hazardous Waste Management - 1.77%
Stericycle, Inc. (b)	4,980	248,502

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Schedule of Investments - continued
August 31, 2007

Common Stocks - 98.45% - continued	Shares	Value

Life Insurance - 6.98%
China Life Insurance Co. Ltd. (a)	8,533	$ 622,312
Sun Life Financial, Inc.	7,400	356,088
		978,400

Metal Mining - 2.70%
BHP Billiton Ltd. (a)	6,000	378,900

Metalworking Machinery & Equipment - 2.86%
Makita Corp. (a)	10,400	400,504

Motor Vehicle Parts & Accessories - 2.54%
CLARCOR, Inc.	9,200	356,224

Motor Vehicles & Passenger Car Bodies - 2.65%
Volvo AB (a)	21,500	371,950

Petroleum Refining - 2.71%
Royal Dutch Shell plc (a)	4,900	379,015

Pharmaceutical Preparations - 1.68%
Novo Nordisk A/S (a)	2,100	234,801

Photographic Equipment & Supplies - 2.41%
CANON, Inc. (a)	5,900	337,008

Public Building and Related Furniture - 1.13%
Johnson Controls, Inc.	1,400	158,340

Railroads, Line-Haul Operating - 2.31%
Genesee & Wyoming, Inc. - Class A (b)	11,800	323,084

Refrigeration & Service Industry Machinery - 2.00%
Middleby Corp. (b)	3,800	279,452

Retail - Building Materials, Hardware, Garden Supply - 2.13%
Tractor Supply Co. (b)	6,200	298,592

Retail - Department Stores - 2.34%
Sears Holdings Corp. (b)	2,286	328,178

Retail - Miscellaneous Retail - 3.33%
First Cash Financial Services, Inc. (b)	17,390	372,494
Western Union Company	5,000	94,150
		466,644

Rubber & Plastics Footware - 1.87%
NIKE, Inc. - Class B	4,640	261,417

Services - Business Services - 1.36%
Heartland Payment Systems, Inc.	6,400	190,592

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Schedule of Investments - continued
August 31, 2007

Common Stocks - 98.45% - continued	Shares	Value

Services - Consumer Credit Reporting, Collection Agencies - 2.46%
Portfolio Recovery Associates, Inc.	6,700	$ 344,112

Services - Management Consulting - 1.64%
ABB Ltd. (a)	9,300	229,338

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.38%
Church & Dwight Co., Inc.	4,300	193,199

Sugar and Confectionary Products - 2.54%
Wm. Wrigley Jr. Co.	6,100	355,325

Telephone Communications - 6.31%
AT&T, Inc.	8,900	354,843
China Mobile Ltd. (a)	7,800	528,762
		883,605

Wholesale - Beer, Wine & Distilled Alcoholic Beverages - 0.81%
Central European Distribution Corp. (b)	2,600	114,036

Wholesale - Groceries & Related Products - 4.05%
Sysco Corp.	9,950	332,131
Wimm-Bill-Dann Foods (a)	2,300	235,428
		567,559

TOTAL COMMON STOCKS (Cost $10,745,712)		13,793,266

Preferred Stock - 0.41%
Chesapeake Energy Corp., 4.50%	600	56,850

TOTAL PREFERRED STOCK (Cost $56,808)		56,850

Money Market Securities - 1.12%
First American Government Obligations Fund - Class Y, 4.91% (c)	156,421	156,421

TOTAL MONEY MARKET (Cost $156,421)		156,421

TOTAL INVESTMENTS (Cost $10,958,941) - 99.98%		$14,006,537

Other assets less liabilities - 0.02%		3,582

TOTAL NET ASSETS - 100.00%		$14,010,119

(a) American Depositary Receipt.
(b) Non-income producing.
(c) Variable rate security; the money market rate shown represents the rate at August 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Statement of Assets and Liabilities
August 31, 2007

Assets
Investments in securities, at market value (cost $10,958,941)	$14,006,537
Dividends receivable	29,000
Interest receivable	1,119
Total assets	14,036,656

Liabilities
Accrued advisory fees	20,173
Accrued 12b-1 fees	6,364
Total liabilities	26,537

Net Assets	$14,010,119

Net Assets consist of:
Paid in capital	$11,265,203
Accumulated net realized (loss) on investments	(302,680)
Net unrealized appreciation on investments	3,047,596

Net Asset Value	$14,010,119

Class A:

Net Assets	$12,559,859

Shares outstanding (unlimited number of shares authorized)	751,765

Net asset value	$ 16.71

Offering price per share ($16.71 / 94.25%)	$ 17.73

Redemption price per share ($16.71 * 99%) (a)	$ 16.54

Class C:

Net Assets	$ 1,450,260

Shares outstanding (unlimited number of shares authorized)	90,393

Net asset value and offering price per share	$ 16.04

Redemption price per share ($16.04 * 98%) (b)	$ 15.72

(a) The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on certain Class A shares purchased without an initial sales charge and redeemed within 18 months of purchase (See Note 2).
(b) Effective September 15, 2006, the Fund charges a 2.00% CDSC on Class C shares redeemed within two years of purchase.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Statement of Operations
For the Fiscal Year ended August 31, 2007

Investment Income
Dividend income (net of foreign taxes on dividends of $7,168)	$ 203,552
Interest income	12,110
Total Income	215,662

Expenses
Investment advisor fee	217,359
12b-1 fee (Class A - $55,977; Class C - $12,252)	68,229
Total Expenses	285,588
Net Investment (Loss)	(69,926)

Realized & Unrealized Gain
Net realized gain on investment securities	395,389
Change in unrealized appreciation (depreciation) on investment securities	1,435,957
Net realized and unrealized gain on investment securities	1,831,346
Net increase in net assets resulting from operations	$ 1,761,420

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Statements of Changes In Net Assets

	Year	Year
	ended	ended
Increase (Decrease) in Net Assets	August 31, 2007	August 31, 2006
Operations
Net investment (loss)	$ (69,926)	$ (58,982)
Net realized gain on investment securities	395,389	502,062
Change in unrealized appreciation (depreciation)	1,435,957	212,955
Net increase in net assets resulting from operations	1,761,420	656,035

Capital Share Transactions
Proceeds from shares sold
Class A	3,892,945	1,664,613
Class C	402,780	439,310
Amount paid for shares repurchased
Class A	(978,889)	(1,356,358)
Class C	(37,833)	(11,522)
Net (decrease) in net assets resulting
from share transactions	3,279,003	736,043
Total increase in Net Assets	5,040,423	1,392,078

Net Assets
Beginning of year	8,969,696	7,577,618

End of year	$14,010,119	$ 8,969,696

Accumulated undistributed net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions - A Shares
Shares sold	250,109	117,178
Shares repurchased	(60,656)	(98,305)

Net increase from capital share transactions	189,453	18,873

Capital Share Transactions - C Shares
Shares sold	26,012	31,823
Shares repurchased	(2,613)	(897)

Net increase from capital share transactions	23,399	30,926

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund - Class A
Financial Highlights
(For a share outstanding throughout the period)

	Year	Year	Year	Year	Year
	ended	ended	ended	ended	ended
	August	August	August	August	August
	31, 2007	31, 2006	31, 2005	31, 2004	31, 2003

Selected Per Share Data
Net asset value, beginning of period	$ 14.31	$ 13.10	$ 11.64	$ 10.97	$ 10.46

Income from investment operations
Net investment (loss)	(0.08)	(0.09)	(0.11)	(0.14)	(0.11) (a)
Net realized and unrealized gain (loss)	2.48	1.30	1.57	0.81	0.62
Total from investment operations	2.40	1.21	1.46	0.67	0.51

Net asset value, end of period	$ 16.71	$ 14.31	$ 13.10	$ 11.64	$ 10.97

Total Return (b)(c)	16.77%	9.24%	12.54%	6.11%	4.88%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 12,560	$ 8,045	$ 7,119	$ 6,690	$ 5,931
Ratio of expenses to average net assets	2.25%	2.25%	2.25%	2.25%	2.29%

Ratio of net investment income to average net assets	(0.52)%	(0.71)%	(0.87)%	(2.00)%	(1.12)%
Portfolio turnover rate	36.36%	37.87%	49.94%	78.12%	164.65%

(a) Net investment income (loss) per share is based on average shares outstanding during the period.
(b) Total return calculation does not reflect load.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund - Class C
Financial Highlights
(For a share outstanding throughout the period)

	Year	Year	Year	Year	Year
	ended	ended	ended	ended	ended
	August	August	August	August	August
	31, 2007	31, 2006	31, 2005	31, 2004	31, 2003

Selected Per Share Data
Net asset value, beginning of period	$ 13.80	$ 12.72	$ 11.35	$ 10.78	$ 10.30

Income from investment operations
Net investment (loss)	(0.14)	(0.09)	(0.11)	(0.13)	(0.20) (a)
Net realized and unrealized gain (loss)	2.38	1.17	1.48	0.70	0.68
Total from investment operations	2.24	1.08	1.37	0.57	0.48

Net asset value, end of period	$ 16.04	$ 13.80	$ 12.72	$ 11.35	$ 10.78

Total Return (b)(c)	16.23%	8.49%	12.07%	5.29%	4.66%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 1,450	$ 925	$ 459	$ 227	$ 202
Ratio of expenses to average net assets	2.75%	2.75%	2.74%	2.75%	2.72%
Ratio of net investment income to average net assets	(1.00)%	(1.21)%	(1.36)%	(2.00)%	(2.11)%
Portfolio turnover rate	36.36%	37.87%	49.94%	78.12%	164.65%

(a) Net investment income (loss) per share is based on average shares outstanding during the period.
(b) Total return calculation does not reflect load.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2007

NOTE 1.	ORGANIZATION

The Sparrow Growth Fund (the “Fund”) was organized as a series of Sparrow Funds (the “Trust”) on July 14, 1998 and commenced operations on October 4, 1998. The Trust is an open-end diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the “Trust Agreement”). The Fund’s investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Board has authorized two classes of shares: Class A shares and Class C shares. Each class is subject to different expenses and a different sales charge structure. The investment adviser to the Fund is Sparrow Capital Management, Inc. (the “Adviser”).

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Securities Valuations - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading, but before the Fund’s NAV calculation that materially affects fair value, the Adviser may provide a fair value of a portfolio security according to policies approved by the Fund’s Board of Trustees. For example, if trading in a particular stock is halted and does not resume before the Fund calculates its NAV, the Adviser may need to determine a fair value for the security using the Fund’s pricing guidelines.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent a fair value.

Federal Income Taxes- The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2007 - continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions - The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and taxable capital gains at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. As of August 31, 2007, net investment loss of $69,926 was reclassed to paid-in capital.

Sales Charges – With respect to Class A Shares, there is a 5.75% maximum initial sales charge, except on purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees; however, those shares exempted from the initial sales charge will be subject to a contingent deferred sales charge (“CDSC”) of 1%, based on the lower of the shares’ cost or current net asset value (“NAV”), if the shares are redeemed within eighteen months of purchase. With respect to Class C Shares, there is no initial sales charge. However, effective as of September 15, 2006, Class C Shares are subject to a CDSC of 2.00% based on the lower of the shares’ cost or current NAV, if the shares are redeemed within two years of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. Prior to September 15, 2006, the CDSC on Class C Shares was 2.50%.

Allocation of Income and Expenses, Realized and Unrealized Gains and Losses – Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses are allocated to each class based on the net assets of that class in relation to the net assets of the Fund (e.g., the "relative net assets" method).

Accounting for Uncertainty in Income Taxes - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 3.	AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Sparrow Capital Management, Inc. to manage the Fund’s investments. The President of the Adviser is also a trustee of the Fund.

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2007 - continued

NOTE 3.	AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments and pays all of the Fund’s operating expenses, except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), Rule 12b-1 distribution expenses, and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the Adviser. In addition, as required under the Agreement, the Adviser paid fees owed to Trustees who were not “interested persons” of the Trust (as the term is defined under the Investment Company Act of 1940) of $3,000 during the fiscal year ended August 31, 2007. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of Class A and Class C shares. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the fiscal year ended August 31, 2007, the Adviser received fees of $217,359 from the Fund. As of August 31, 2007, the Adviser was owed $20,173 by the Fund.

The Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. The services of the administrator, transfer agent, fund accountant, and Distributor are operating expenses paid by the Adviser.

Each class has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each “Plan”) under which each class is authorized to incur distribution expenses at a maximum annual rate of 0.50% of the average daily net assets for Class A and 1.00% of the average daily net assets for Class C, including a 0.25% shareholder services fee only for Class C. The expenses may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plans. Each Plan is designed to promote the sale of shares of the Fund. For the fiscal year ended August 31, 2007, Class A incurred 12b-1 expenses of $55,977 and Class C incurred 12b-1 expenses of $12,252, all of which was paid to the Adviser. As of August 31, 2007, the Adviser was owed $6,364 in 12b-1 fees.

NOTE 4.	INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2007 - continued

NOTE 4.	INVESTMENT TRANSACTIONS - continued

As of August 31, 2007, the net unrealized appreciation of investments for tax purposes was as follows:

At August 31-, 2007, the aggregate cost of securities for federal income tax purposes was $10,958,941.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2007, no person beneficially owned 25% or more of Class A shares of the Fund. A.G. Edwards owned, for the benefit of its customers, 38.22% of Class C shares of the Fund as of August 31, 2007. As a result, A.G. Edwards may be deemed to control Class C shares.

NOTE 7.	RELATED PARTY TRANSACTIONS

The Adviser, Distributor and Sun Security Bank (the “Bank”) have entered into a tri-party financing agreement pursuant to which the Adviser has established an escrow account with the Bank to fund the up-front commissions due to qualifying broker-dealers selling Class C shares of the Fund. The agreement allows the Distributor to pay any such commissions due out of the Adviser’s escrow account held at the Bank. In turn, the Fund reimburses the Adviser for such payments in the form of Rule 12b-1 fees paid out during the initial year of investment in the Fund. For the fiscal year ended August 31, 2007, no up-front commissions were paid by the Distributor to qualifying broker-dealers out of the escrow account.

NOTE 8.	CAPITAL LOSS CARRYFORWARDS

At August 31, 2007, the Fund has capital loss carryforwards of $302,680, which are available for offset against future taxable net capital gains. The loss carryforwards expire as follows:

To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount, which is offset, will not be distributed.

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2007 - continued

NOTE 9.	DISTRIBUTION TO SHAREHOLDERS

There were no capital gain or income distributions for the fiscal years ended 2006 and 2007.

As of August 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

TRUSTEES & OFFICERS OF THE TRUST - (Unaudited)

Name, Address*, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gerald R. Sparrow** Age: 48	Trustee, President , Secretary, Treasurer	Indefinite Term; Since inception.	Director and President of Sparrow Capital Management, Inc.; Former President of Buford Dickson Harper Sparrow, an advisory company from 1995 to March 2004; General partner of Sparrow Fund L.P., an advisory company.	1	None
Suzanne L. Brake*** Age: 26	Chief Compliance Officer	Indefinite; Since October, 2005	Chief Compliance Officer of the Trust and Sparrow Capital Management, Inc. since October 2005; Student, St. Louis University, 2001 to 2005.	0	None

* Address if each Officer is 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141

** Mr. Sparrow is an “interested” person because he is the president of the Adviser.

*** Ms. Brake is an “interested” person because she is employed by the Adviser.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address*, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard N. Priest Age: 76	Independent Trustee	Indefinite Term; since 2003	Vice President (Retired) of the New York Stock Exchange	1	South Side Day Nursery; Missouri Bar Association Advisory Committee
Donald D. Woodruff Age: 51	Independent Trustee	Indefinite Term; Since inception.	President of Robinson, Inc. a retail (sales of hearing aids) company from June 1992 through present.	1	None

* Address if each Trustee is 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141

Trustee & Officer Remuneration:  Under the Agreement, the Adviser is obligated to pay most if the Fund’s operating expenses. As required under the Agreement, the Adviser pays each independent trustee $250 per board meeting. The board has determined that such nominal fees from the Adviser do not affect such trustees' independence. The officers do not receive any compensation from the Trust.

Additional information about the trustees is available in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (888) 727-3301.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12-month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (888) 727-3301; and (2) on the SEC’s website at www.sec.gov.

TRUSTEES
Gerald R. Sparrow
Richard N. Priest
Donald D. Woodruff

OFFICERS

Gerald R. Sparrow, President, Secretary and Treasurer

Suzanne L. Brake, Chief Compliance Officer

INVESTMENT ADVISER

Sparrow Capital Management, Inc.

11330 Olive Blvd, Suite 230

St. Louis, MO 63141

DISTRIBUTOR
Unified Financial Securities, Inc.

2960 N. Meridian St, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian St, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about its management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc. Member FINRA/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the Funds’ code of ethics, but the Advisors have adopted a new Code of Ethics. We will provide it to any person who requests it, free of charge pursuant to Item 2 (f)(3).

(d)        Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)       Not Applicable

(f)         A copy of the Code of Ethics may be provided, without charge, upon request. You may call toll-free (888) 727-3301 to request a copy of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that the registrant does not have an audit committee financial expert. The Board of Trustees has determined that, although none of its members meet the technical definition of an audit committee financial expert, the Board of Trustees has sufficient financial expertise to adequately perform its duties without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2007                                 $ 13,250

FY 2006                                 $ 13,240

(b)	Audit-Related Fees

Registrant

FY 2007                                 N/A

FY 2006                                 N/A

Nature of the fees:

(c)	Tax Fees

Registrant

FY 2007                                 $1,800

FY 2006                                 $1,700

Nature of the fees:              Review of the 1120-RICs & Excise Returns

(d)	All Other Fees

Registrant

FY 2007                                 $0

FY 2006                                 $0

Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:            0%

Tax Fees:                               0%

All Other Fees:                     0%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2007                                 $0

FY 2006                                 $0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of October 31, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)          Code is filed herewith

(a)(2)          Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)          Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)              Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              Sparrow Funds

By

*   /s/ Gerald Sparrow__________

                Gerald Sparrow, President

Date            10/31/2007 _____________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*   /s/ Gerald Sparrow

Gerald Sparrow, President and Treasurer

Date            10/31/2007